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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Cole National Group, Inc., a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Larry Pollock, Thomas T.S. Kaung and Leslie D. Dunn, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-4 relating to the registration of the Company's securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 17th day of June 2002.



   /s/ Jeffrey A. Cole                                              /s/ Timothy F. Finley
--------------------------------------------                     ------------------------------------------
Jeffrey A. Cole                                                  Timothy F. Finley
Chairman of the Board, Chief Executive                           Director
Officer and Director (Principal Executive Officer)


   /s/ Larry Pollock                                                /s/ Irwin N. Gold
--------------------------------------------                     ------------------------------------------
Larry Pollock                                                    Irwin N. Gold
President, Chief Operating Officer                               Director
and Director


   /s/ Thomas T.S. Kaung                                            /s/ Peter V. Handal
--------------------------------------------                     ------------------------------------------
Thomas T.S. Kaung                                                Peter V. Handal
Executive Vice President and Chief                               Director
Financial Officer (Principal Financial Officer)


   /s/ Tracy L. Burmeister                                          /s/ Charles A. Ratner
--------------------------------------------                     ------------------------------------------
Tracy L. Burmeister                                              Charles A. Ratner
Principal Accounting Officer                                     Director

   /s/ Melchert F. Groot                                            /s/ Walter J. Salmon
--------------------------------------------                     ------------------------------------------
Melchert F. Groot                                                Walter J. Salmon
Director                                                         Director